EXHIBIT 10.7

THIS EXPENSE ADVANCEMENT AGREEMENT (this “Agreement”), dated as of [_________], 2014, is made and entered into by and between Committed Capital Acquisition Corporation II, a Delaware corporation (the “Company”), and Broadband Capital Management LLC (“Broadband”).

RECITALS

WHEREAS, the Company is engaged in an initial public offering (the “Offering”) pursuant to which the Company will issue and deliver up to 8,050,000 units (the “Units”) (including up to 1,050,000 Units subject to an over-allotment option granted to the underwriters of the Offering), with each Unit comprised of one share of the common stock, par value $0.00001 per share (the “Common Stock”), of the Company and one warrant, where each warrant entitles the holder to purchase one-half of one share of Common Stock for $2.50 per half share ($5.00 per whole share), subject to adjustment (each, a “Warrant,” and collectively, the “Warrants”); and

WHEREAS, the Company has filed with the Securities and Exchange Commission a registration statement on Form S-1, No. 333-____ (the “Registration Statement”) for the registration, under the Securities Act of 1933, as amended (the “Securities Act”), of the Units, the Warrants and Common Stock included in the Units, and a related prospectus (the “Prospectus”); and

WHEREAS, the gross proceeds of the Offering will be deposited in a trust account (the “Trust Account”) at J.P. Morgan Chase Bank, N.A. and managed by Continental Stock Transfer & Trust Company, as trustee, as described in the Registration Statement and the Prospectus; and

WHEREAS, Broadband desires to enter into this Agreement in order to facilitate the Offering and the other transactions contemplated in the Registration Statement and the Prospectus, including any merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination by the Company with one or more businesses (a “Business Transaction”).

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.          (a)         From time to time, as may be requested by the Company, Broadband agrees to advance funds in the form of loans to the Company as may be necessary to fund the following expenses that may be incurred by the Company: (i) any and all expenses incurred or to be incurred by the Company in connection with the Offering, including, without limitation, the fees and expenses of [QIU], as the qualified independent underwriter in respect of the Offering; and (ii) up to $2,000,000 of expenses incurred or to be incurred by the Company in connection with any potential Business Transaction and for other working capital requirements. Broadband shall not seek reimbursement of such advances made to the Company unless and until a Business Transaction has been consummated. All amounts borrowed by the Company under this Agreement shall be repaid on the date on which Company consummates its initial Business Transaction.

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(b)          If the Company does not consummate a Business Transaction and the Trust Account is liquidated or the Company is liquidated, and the remaining net assets of the Company are insufficient to complete such liquidation, Broadband agrees to advance from time to time, as may be requested by the Company, such funds as may be necessary to complete such liquidation, and agrees not to seek repayment for such expenses.

(c)          Broadband represents to the Company that it is capable of making such advances to satisfy its obligations under clauses (a) and (b) of this Section 1.

(d)          Notwithstanding anything to the contrary herein or in any promissory note issued by the Company to Broadband, Broadband hereby waives any and all right, title, interest or claim of any kind ("Claim") in or to any distribution of the Trust Account in which the proceeds of the Offering, as described in greater detail in the Registration Statement and the Prospectus, will be deposited, and hereby agrees not to seek recourse, reimbursement, payment or satisfaction for any Claim against the Trust Account for any reason whatsoever.

2.           This Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby. This Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by the parties hereto.

3.           No party may assign either this Agreement or any of his, her or its rights, interests, or obligations hereunder without the prior written consent of the other party. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This Agreement shall be binding on the undersigned and each of his or its heirs, personal representatives, successors and assigns.

4.           Any notice, statement or demand authorized by this Agreement shall be sufficiently given (i) when so delivered if by hand or overnight delivery, (ii) the date and time shown on a telefacsimile transmission confirmation, or (ii) if sent by certified mail or private courier service within five (5) days after deposit of such notice, postage prepaid. Such notice, statement or demand shall be addressed as follows:

If to the Company:

Committed Capital Acquisition Corporation II

c/o Broadband Capital Management LLC
712 Fifth Avenue, 22nd Floor
New York, NY 10019

Attn: Michael Rapp

Fax No.: (212) 702-9830

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If to Broadband:

Broadband Capital Management LLC

712 Fifth Avenue, 22nd Floor
New York, NY 10019

Attn: Michael Rapp

Fax No.: (212) 702-9830

with a copy in each case (which shall not constitute notice) to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

666 Third Avenue

New York, NY 10017

Fax: 212-692-6732

Attn: Jeffrey P. Schultz, Esq.

5.          This Agreement may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

6.          This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

7.          This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parities hereto (i) agree that any action, proceeding, claim or dispute arising out of, or relating in any way to, this Agreement shall be brought and enforced in the courts of New York, in the State of New York, and irrevocably submits to such jurisdiction and venue, which jurisdiction and venue shall be exclusive and (ii) waives any objection to such exclusive jurisdiction and venue or that such courts represent an inconvenient forum.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

COMMITTED CAPITAL ACQUISITION CORPORATION II, a Delaware corporation

By:
Name: Michael Rapoport
Title: Chief Executive Officer

BROADBAND CAPITAL MANAGEMENT LLC

By:
Name: Philip Wagenheim
Title: Vice Chairman

[Signature Page - Expense Advancement Agreement]